Daniel J. Crowley, President and Chief Executive Officer James F. McCabe Jr., Senior Vice President and Chief Financial Officer First Quarter FY’18 Earnings Conference Call July 26, 2017

2Triumph Group — First Quarter FY'18 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are often, but not always, identified by the use of words such as “anticipate”, “believe”, “expect”, “plan”, “intend”, “project”, “may”, “will”, “should”, “could”, or similar words suggesting future outcomes or outlooks. These forward-looking statements include, but are not limited to, statements of expectations of or assumptions about strategic actions, objectives, expectations, intentions, aerospace market conditions, aircraft production rates, financial and operational performance, revenue and earnings growth and profitability and earnings results. These statements are based on the current projections, expectations and beliefs of Triumph’s management. These forward looking statements involve known and unknown risks, uncertainties and other factors which could cause actual results to differ materially from any expected future results, performance or achievements, including, but not limited to, competitive and cyclical factors relating to the aerospace industry, dependence of some of Triumph’s business on key customers, requirements of capital, uncertainties relating to the integration of acquired businesses, general economic conditions affecting Triumph’s business segments, product liabilities in excess of insurance, technological developments, limited availability of raw materials or skilled personnel, changes in governmental regulation and oversight and international hostilities and terrorism. Further information regarding the important factors that could cause actual results, performance or achievements to differ from those expressed in any forward looking statements can be found in Triumph’s reports filed with the SEC, including in the risk factors described in Triumph’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

3Triumph Group — First Quarter FY'18 Overview Stabilized Foundation: • Transformation on track • Settlements enhance backlog profitability Delivering on Commitments: • Improved operational performance • Strengthened customer relationships Driving Organic Growth: • Backlog up over 5% sequentially and YOY • TTM book to bill exceeding 1:1 FY’18 Q1 Financial Summary FY’18 Guidance Net Sales $782M $3.1B - $3.2B Adjusted EPS * $0.24 $2.25 - $2.75 Free Cash Use ^ ($111M) ($450M) - ($500M) *excludes restructuring costs of $18M Q1 FY18 and $54M full year ^includes $275M reduction in customer advances full year and $200M of production inventory build

4Triumph Group — First Quarter FY'18 Transformation Progress Fixing loss making and negative cash programs • Global 7000 dispute resolved • Omnibus settlement reached in Q1 FY 18 with Gulfstream ◦ Implementation planned for Q2 FY18 • Implemented Q4 FY17 Boeing Settlement ◦ Expanded relationship with Boeing based on FY17 MOA • Operating margins and cash to improve FY 19 and beyond as accelerating deliveries occur • Increased incentives for good performance Contract settlements across five OEMs brought ~$600M in Cash and $1B in contract value increases Cost Reductions on Track

5Triumph Group — First Quarter FY'18 Driving Organic Growth Competitive Wins A320 Key Components "Takeaway" UTAS TIS F-35 Key Components "Takeaway" LMT TIS F-135 Engine Ducts P&W TAS Engine Machined Details GE TPC CH-47 Frame Details & Assemblies L-3 TPC A320neo Cowl Actuators Safran TIS Follow-on Business V-22 Multi-Year 3 BA/Bell TAS 737 MAX/777X Systems BA TIS Backlog Increase of 5.4% in Q1 to $4.2B

6Triumph Group — First Quarter FY'18 FY '19 - '21 Drivers ORDERS • Follow on orders on backlog programs • Award decisions on key military programs • Expanded F-35, A320neo, and 737 orders tied to rate • Sustainment LTA awards CASH • Greatly reduced customer advance repayments • Development spending returns to sustaining levels • Additional customer advances • Potential divestitures SALES • Increasing Global 7000, E2, GAC deliveries • 90% of growth from existing programs • End of our contractual 747-8 deliveries • Global Hawk and A320neo rate increases OPERATING INCOME • Increasing production deliveries • Triumph Operating System efficiencies • Reduced restructuring charges YOY • Reduced development spending YOY FY '17-'18 create the foundation for future success

7Triumph Group — First Quarter FY'18 Consolidated Quarterly Results • Net sales decrease due to: ◦ C-17 & G450 program completions and rate reductions and price step downs on 747-8, 777 and G550 ◦ Partially offset by increased production on A330 & Global Hawk/Triton • Adjusted operating income excludes: ◦ $18M restructuring costs ($ in millions) FY’18 Q1 FY’17 Q1 Variance % Net Sales $782 $893 (12)% Operating Income 18 47 (62)% Operating Margin 2% 5% Adjusted Operating Income 37 93 (60)% Adjusted Operating Margin 5% 10% Revenue on track, Earnings ramp into 2H FY'18

8Triumph Group — First Quarter FY'18 Integrated Systems Highlights • Awarded additional A320neo and F-35 content by displacing incumbents • Broad platform participation • Well positioned on ramping aircraft programs • TGI investment priority • YTD Book to bill of 1.2:1 Year Over Year Comparison Financial • Net sales decrease due to: ◦ FY17 divestiture ($5M) ◦ Rate reductions on 777 and A380 and timing of deliveries on other key commercial and military programs • Operating margin reflected favorable resolution of open assertions with key customers Triumph Integrated Systems EVP, Tom Holzthum, signs an agreement with Arnaud DeBussac, VP of Procurement, Safran Nacelles for TRCOS actuators for nacelles built for the A320neo powered by CFM International LEAP-1A engine offering at the Paris Air Show.

9Triumph Group — First Quarter FY'18 Product Support Highlights • Awarded three-year contract extension for Boeing ground service equipment support • Partnering with OEMs on sustainment • Triumph Total Life Cycle (TLC) Solutions introduced at MRO Americas April 2017 Year Over Year Comparison Financial • Organic sales decreased 6% due primarily to customer deferred maintenance ◦ FY17 divestiture ($14M) • Operating margin impacted by restructuring and changes in sales mix Triumph Product Support is contracted to provide line maintenance support to Airbus for the A330 MRTT.

10Triumph Group — First Quarter FY'18 Precision Components Highlights • New leadership appointed • Delivered first shipments on nuclear program • Two site closures accomplished ahead of schedule • Increased work share for F-35 components Year Over Year Comparison Financial • Net sales decrease due to decreased production rate and pricing on 777 as well as pricing on 787 • Restructuring of $4M and related inefficiencies impacted Q1 margins First F-35 Engine Mount delivers out of Complex Machining from Wichita to East Texas for assembly.

11Triumph Group — First Quarter FY'18 Aerospace Structures Highlights • Continued settlement negotiations with OEM customers on key contracts • Bombardier program executing to achieve schedule • V-22 follow-on awarded to Red Oak, including additional statement of work • Achieved Silver Quality Rating as Boeing Enterprise Supplier • TTM Book to Bill 1.1:1 Year Over Year Comparison Financial • Net sales and operating margin decreased as expected due to completion of production on strong margin programs (C- 17 & G450) and rate reductions on 747-8 and G550 • Negotiated improvements in business cases of key contracts to be realized over life of program during production phases Global 7000 FTVs have passed 500 flight test hours and there are currently four aircraft on the production line.

12 Free Cash Flow Walk - FY'18 Q1 Cash Drivers • Development programs used $32M • Restructuring used $18M • Net working capital usage $79M ◦ Reduction of customer advances ◦ Build of production inventory ◦ Customer settlements Consolidated ($ in millions) FY’18 Q1 Net Loss $ (2) Non-cash items: Depreciation & Amortization 39 Interest Expense & Other 21 Amortization of Acquired Contracts (29) Pension Income (15) OPEB Income (3) Income Tax Benefit (1) Cash uses: Working Capital Usage (79) Interest Payments (24) Capital Expenditures (12) OPEB Payments (3) Tax Payments (3) Free Cash Use $ (111)

13Triumph Group — First Quarter FY'18 Capitalization, Leverage & Liquidity Senior Secured Leverage Ratio 2.15x Cash and Availability ~ $600M ($ in millions) FY’18 Q1 Cash $ (37) Revolver & Term Loan 451 Securitized Debt 159 2013 Senior Notes Due 2021 375 2014 Senior Notes Due 2022 300 Other Debt 8 Net Debt $ 1,256 Low leverage, covenant compliant and adequate availability

14Triumph Group — First Quarter FY'18 FY'18 Guidance Pro forma Free Cash FY’18 Guidance Net Sales $3.1B - $3.2B Adjusted EPS * $2.25 - $2.75 Free Cash Use ^ ($450M) - ($500M) Effective Tax Rate ~ 6% Capital Expenditures $80M - $90M *excludes restructuring costs of $54M for FY'18 ^ includes $275M reduction in customer advances full year and $200M of production inventory build # includes proceeds from sales of business and cash from divested operations FY'17 FY'18E Free Cash $315M ($450M) - ($500M) Q4 Advances ($324M) $275M FY'17 Divestitures # ($79M) — Production Build — $200M Pro forma Free Cash ($88M) ($25M) - $25M

15Triumph Group — First Quarter FY'18 Concluding Remarks • Transformation on plan and setting foundation for the future • Created significant value through renegotiated contracts • Growing backlog positions Triumph for sales growth in FY'19 after trough year in FY'18 • Continuing process of optimizing portfolio of businesses to strengthen margins and develop greater financial flexibility

16Triumph Group — First Quarter FY'18 Our Vision We aspire to be the premier design, manufacturing and support company whose comprehensive capabilities, integrated processes and innovative employees advance the safety and prosperity of the world. Our Mission As One Team, we partner with our customers to triumph over the hardest aerospace, defense and industrial challenges, enabling us to deliver value to our shareholders. Our Values Integrity Continuous Improvement Teamwork Innovation Act with Velocity

17Triumph Group — First Quarter FY'18 Appendix

18 Top Programs Integrated Systems Aerospace Structures Precision Components Boeing 777 Boeing 787 Airbus A350 Boeing 737 Boeing V-22 Boeing 767, Tanker Cessna 680 NG Global Hawk Boeing F-15 Bombardier C Series Represents 74% of Precision Components backlog Gulfstream Boeing 767, Tanker Bombardier Global Airbus A330, A340 Boeing 747 NG Global Hawk Boeing 777 Boeing V-22 Embraer E2 Bell Helicopter 525 Represents 97% of Aerospace Structures backlog Boeing 737 Airbus A320, A321 Boeing 787 Boeing V-22 Boeing CH-47 Lockheed Martin C-130 Sikorsky UH60 Boeing AH-64 Boeing 777 Airbus A380 Represents 58% of Integrated Systems backlog

19 Supplemental Data Pension/OPEB Analysis ($ in millions) FY’17 FY’18 Pension Expense (Income) ≈ ($67) ≈ ($60) Cash Pension Contribution ≈ $2 ≈ $0 OPEB Expense (Income) ≈ ($14) ≈ ($11) Cash OPEB Contribution ≈ $17 ≈ $16 Restructuring ($ in millions) Remaining Estimate FY’18 E FY’19 + Transformation Related — Cash Based Costs $72 $52 $20 Transformation Related — Non- Cash Based Costs 3 2 1 Total $75 $54 $21

20 FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs. Three Months Ended June 30, 2017 Pre-Tax After-Tax Diluted EPS Loss from Continuing Operations - GAAP $ (2,609) $ (1,931) $ (0.04) Transformation related costs: Restructuring costs (non-cash) 860 636 0.01 Restructuring costs (cash) 17,500 12,950 0.26 Adjusted Income from Continuing Operations - Non-GAAP $ 15,751 $ 11,655 $ 0.24 * * Difference due to rounding Non-GAAP Disclosure Three Months Ended June 30, 2016 Pre-Tax After-Tax Diluted EPS Income from Continuing Operations - GAAP $ 28,600 $ 19,734 $ 0.40 Adjustments: Triumph Precision Components - Strike related costs 15,701 10,834 0.22 Triumph Precision Components - Inventory write-down 6,089 4,201 0.09 Triumph Aerospace Structures - UAS program 14,200 9,798 0.20 Transformation related costs Restructuring costs (non-cash) 3,491 2,409 0.05 Restructuring costs (cash) 6,651 4,589 0.09 Adjusted Income from Continuing Operations - Non-GAAP $ 74,732 $ 51,565 $ 1.04 * * Difference due to rounding

21 (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Cash provided by operations has been provided for consistency and comparability. We also use free cash flow available for debt reduction as a key factor in planning for and consideration of strategic acquisitions, stock repurchases and the repayment of debt. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. The following table reconciles cash provided by operations to free cash flow available for debt reduction. We use "Net Debt to Capital" as a measure of financial leverage. The following table sets forth the computation of Net Debt to Capital: Three Months Ended June 30, 2017 2016 Cash flow from operations $ (99,048) $ (84,035) Less: Capital expenditures (12,085) (12,723) Free cash flow $ (111,133) $ (96,758) June 30, March 31, 2017 2017 Calculation of Net Debt Current portion $ 140,869 $ 160,630 Long-term debt 1,140,165 1,035,670 Total debt 1,281,034 1,196,300 Plus: Deferred debt issuance costs 12,710 11,752 Less: Cash (36,968) (69,633) Net debt $ 1,256,776 $ 1,138,419 Calculation of Capital Net debt $ 1,256,776 $ 1,138,419 Stockholders' equity 852,890 846,473 Total capital $ 2,109,666 $ 1,984,892 Percent of net debt to capital 59.6% 57.4% Non-GAAP Disclosure